CU Bancorp Investor Presentation as of September 30, 2014 Exhibit 99.1 … a better banking experience

Forward-Looking Statements
This press release contains certain forward-looking information about CU Bancorp (the “Company”), 1     Enterprise Bank and the
combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward looking statements”
provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-
looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements.  We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to:
lower than expected revenues; credit quality deterioration or a reduction in real estate values could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete future acquisitions, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; legal matters could be filed against the Company and could take longer or cost more than expected to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the
Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters and drought, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans and leases or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any capital activities cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in CU Bancorp’s public filings with the
U.S. Securities and Exchange Commission (the “SEC”).  Additional risks and uncertainties relating to the proposed transaction with 1st
Enterprise Bank include, but are not limited to: the ability to complete the proposed transaction, including obtaining regulatory approvals and approvals by the shareholders of CU Bancorp and 1st Enterprise Bank; the length of time necessary to consummate the proposed transaction; the ability to successfully integrate the two institutions and achieve expected synergies and operating efficiencies on the expected timeframe; unexpected costs relating to the proposed transaction; and the potential impact on the institutions’
respective businesses as a result of uncertainty surrounding the proposed transaction. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, CU Bancorp’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. CU Bancorp assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read CU Bancorp’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by CU Bancorp with the
SEC. The documents filed by CU Bancorp with the SEC may be obtained at CU Bancorp’s website at www.cubancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp
c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 818-257-
7700.
st

3 Investment Highlights ……….……………….……… Merger Overview.……………………..……………… Third Quarter Highlights……….....…………………… Appendix ....…………………….....…………………… 25 24 14 4

Investment Highlights
Premier community-based business banking
franchise serving large and diverse market
Strong organic loan growth
Attractive low-cost core deposit base
Exceptional credit quality
Growing visibility in the investment community
November 30, 2014, merger with 1
st
Enterprise
Bank, creating a $2.3 billion “pure play” business
bank in attractive Southern California market

Premier Business Banking Franchise
$1.5 billion in assets, achieved by experienced management
team in nine years, through organic growth and two successful acquisitions
17
th
largest publicly-owned bank by assets in combined Los Angeles, Orange and Ventura counties*
280
th
largest publicly-owned bank by assets in U.S.*
Asset CAGR of 39% since inception in 2005 through 12/31/13
Footprint includes eight branches covering L.A., Orange, Ventura and San Bernardino counties
*Source: SNL Financial

LA Basin is Robust Market
Source: The World Bank and Center for the Continuing Study of the California Economy
The LA Basin is the 16
th
largest economy in the world; it includes Los
Angeles, Orange, Riverside, San Bernardino and Ventura counties
Rank in
World Country
2013 GDP in
$billions
14 South Korea 1,305
15 Mexico 1,261
LA Basin 995
16 Indonesia 868
17 Turkey 820
18 Netherlands 800
19 Saudi Arabia 745
20 Switzerland 650
.
.
.
53 San Diego 191

Sophisticated Relationship Management Team offers
Solutions for Small- and Medium-Sized Businesses
Sophisticated relationship management team offers personalized and responsive service focused on small- and medium-sized businesses in Los
Angeles, Orange and Ventura counties
Los Angeles County is the largest manufacturing center in the U.S. and would be
9
th
largest state in U.S.
L.A. County expected to add more than 150,000 jobs over the next two years; June 2014 unemployment rate of 7.8% projected to fall to 7.2% by end of 2015*
Orange County would be 31
st
largest state in U.S.
Orange County unemployment rate is 5.1% as of September 2014**
Three-county area is home to more than 532,000 small- and middle-market business** (defined as employing 1 to 499 workers)
*Source: Forecast by Beacon Economics, February 2014; actual unemployment rate from Bureau of Labor and Statistics (BLS)
**Source: County data from Los Angeles Economic Development Corporation and California EDD, as of 2012; actual unemployment rate from BLS

Franchise Growth Strategies
Organic Growth
Offer expertise in C&I and commercial real estate lending to small and middle-
market businesses
Provide customers with sophisticated products and solutions
Leverage relationship-based banking approach and superior service
SBA lending platform expertise acquired with Premier Commercial Bank
Continue recruiting “in market” talent from competitors
Growth by Merger/Acquisition
Strong management team experienced with successful, accretive acquisitions
California Oaks State Bank (12/31/10)
Premier Commercial Bank (7/31/12)
1
st
Enterprise Bank (11/30/14)

Strategic Geographic Locations
Encino (2005) – Headquarters
Los Angeles (2006)
Santa Clarita Valley (2007)
South Bay (2009) – Converted to a branch in 2010
Orange County (2010) – Loan Production Office*
Simi Valley (2010) – Acquired from California Oaks
State Bank
Thousand Oaks (2010) – Acquired from California Oaks
State Bank
Anaheim (2012) – Acquired from Premier Commercial
Bank
Irvine/Newport Beach  (2012) – Acquired from Premier
Commercial Bank*
*Combined location (August 2013)
9
CUB Branch
Former COSB
Branch
Former PCB Branch
California United Bank has a footprint
that spans the most attractive markets in
Southern California:

COSB
Loan Growth
$35
$96
$162
$232
$263
$334
$489
$600
$933
$979
$0
$200
$400
$600
$800
$1,000
$1,200
2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q14
CUB Organic
Acquisitions
$855
$421
PCB acquisition
Loan Growth from 3Q13 = $69MM or 8%
$87
$255
acquisition

Strong Credit Quality Trend Continues
CUB credit quality at Sept. 30, 2014:
Total nonaccrual loans of $4.4 million or 0.44% of total loans
NPAs to total assets of 0.30%
NPAs at lowest level in five years
Net recoveries year to date of $227 thousand
Net recoveries in first three quarters of 2014
Peer group includes California banks or bank holding companies with total assets between $1.0-2.0 billion; source: SNL.
NPAs to total assets
Net charge-offs
0.80%
0.49%
-0.04%
0.08%
0.12%
- 0.02%
2.20%
1.50%
0.94%
0.82%
0.21%
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2009 2010 2011 2012 2013 3Q14
CUB Peer Group Avg.
1.12%
1.42%
1.19%
1.09%
0.68%
0.30%
4.94%
4.19%
3.06%
2.31%
1.89%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
2009 2010 2011 2012 2013 3Q14
CUB Peer Group Avg.

Quality Deposit Growth
$60
$116
$191
$246
$346
$545
$691
$800
$1,232
$1,262
$113
$278
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q14
CUB Organic Acquisitions
$1,078
PCB acquisition
$658
COSB acquisition
Non
-
Interest Bearing Grew $89MM from 3Q13

Growing Visibility in the Investment Community
Surpassed $1 billion in assets in July 2012
Transferred listing to Nasdaq Capital Market in October 2012 (CUNB)
43% institutional ownership per 3Q14 13-f filings
11.2 million shares outstanding at 9/30/14
$219 million market cap at 11/25/14
Added to Russell Indexes in June 2013
Analyst coverage by five Wall Street brokerage firms
Year to date CUNB has outperformed the
KBW Bank Index (BKX), ABA NASDAQ
Bank Index (ABAQ), the Russell 2000
Index (RUT), and is just about even with
the NASDAQ Composite (NASDAQ).

Merger is a Great Fit of People and Culture
Blending the best of two high performing
organizations
Complementary branch locations and customer-first
cultures fit like a glove
Brings together some of the top bankers and banking
support staff in Southern California
Larger organization provides increased opportunities
for continued professional growth

Merger with 1
st
Enterprise Bank Has Attractive
Footprint and Large Branch Size
CUNB (8 branches)
FENB (3 branches; 1 LPO)
Inland Empire:
FENB: $76 million
Downtown LA:
FENB: $312 million
Irvine/Newport Beach:
CUNB: $147 million
FENB: $290 million
Pro Forma: $437 million
Santa Clarita Valley:
CUNB: $77 million
Simi Valley:
CUNB: $12 million
West LA:
San Fernando Valley:
CUNB: $235 million
Anaheim:
CUNB: $199 million
$100 Million+ Branches
Woodland Hills LPO
South Bay:
CUNB: $69 million
Conejo Valley:
CUNB: $219 million
Source: CUNB and FENB; branch deposits data as of Sept. 30, 2014
CUNB: $279 million

Summary of Merger Terms
Name: CU Bancorp / California United Bank
Headquarters: Downtown Los Angeles (Current FENB headquarters)
Management: Chairman and CEO, David I. Rainer (current Chairman, President and CEO of CUNB)
Board Composition: 8 CUNB / 4 FENB
Ownership: 68% CUNB / 32% FENB
Consideration: 1.3450 shares of CUNB stock for each FENB share
100% stock consideration; fixed exchange ratio
Equivalent to $26.27 per FENB share
4
13% premium to FENB’s last closing price
2
Deal value of approximately $103 million
1
16.9x 2014 analyst EPS estimate
172% of tangible book value per share
3
Timing: Closed on November 30, 2014
1 Based on CUNB closing price of $18.19 on June 2, 2014
2 Based on FENB closing price of $21.75 on June 2, 2014
3 As of March 31, 2014
4 Based on CUNB closing price of $19.53 on November 25, 2014
President, K. Brian Horton (current President of FENB)

Noninterest bearing deposits
Interest bearing deposits
Noninterest bearing deposits
Interest bearing deposits
Combination of Two Growth-Oriented Franchises
Source: SNL Financial
1 Mean analyst estimate as of June 2, 2014
2 Analyst estimate as of June 2, 2014
1
Gross Loans ($mm)
CUNB Performance
Net Income to Common ($mm)
FENB Performance
Total Deposits ($mm)
Gross Loans ($mm)
Total Deposits ($mm) Net Income to Common ($mm)
$9.8
$11.3
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2013 2014E
$4.8
$6.1
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
2013 2014E²
26%
16%

Pro Forma Financial Profile
1 Based on financial information as of Sept. 30, 2014, unless otherwise noted
2 Based on market data as of Nov. 3, 2014
3 Projected at close
4 Source: SNL Financial
5 Projected 2016 results with fully phased-in cost savings
$324mm
2
0.9-1.1%
5
11-12%
5
Total assets $1.5bn $0.8bn $2.3bn
Total loans $1.0bn $0.6bn $1.6bn
Total deposits $1.3bn $0.7bn $2.0bn
Market capitalization $222mm
2
$102mm
2
Number of branches 8 3 + LPO 10 + LPO
Tang. common equity ratio 9.3% 7.3% 8.1%
3
Tier I leverage ratio 10.1% 9.5% 9.6%
3
Total risk-based ratio 12.8% 11.4% 11.5%
3
Cost of deposits (Q3 2014) (%) 0.11% 0.12% 0.11%
Nonperforming assets/total assets (%) 0.30% 0.00% 0.19%
LTM Core ROAA (%) 0.80%
4
0.86%
4
LTM ROATCE (%) 8.3%
4
10.8%
4
Pro Forma
1

Uniquely Attractive Southern California Franchise
1 Market cap based on CUNB closing price on Nov. 4, 2014; balance sheet and deposit franchise data as of Sept. 30, 2014
Source: SNL Financial; peer data based on Sept. 30, 2014 financial data
Business banking focus
Growth profile (balance sheet and EPS)
Stellar funding base (loan/deposit ratio, deposit composition and deposit cost)
Large branch size
Balance Sheet Loan Portfolio Deposit Franchise
Company
Market
Cap.
($mm)
Total
Assets
($bn)
Loans/
Deposits
(%)
C&I + OO
CRE
(%)
CRE
NOO
(%)
MRQ
Cost of
Deposits
(%)
Non-
Interest
Bearing
(%)
CVB Financial Corp. 1,518 7.4 64 30 41 0.09 53 121
BBCN Bancorp, Inc. 1,160 6.9 99 48 44 0.54 27 107
Opus Bank 861 4.7 106 20 15 0.57 17 54
Banc of California, Inc. 333 4.4 75 13 10 0.70 13 120
Wilshire Bancorp, Inc. 723 3.7 99 41 45 0.53 29 83
Hanmi Financial Corporation 672 3.1 92 51 39 0.50 36 75
Pro Forma CUNB 324 2.3 79 55 29 0.11 53 177
Avg.
Branch
Deposits
($mm)
1
Pro forma company will be 1 of 7 commercial banks headquartered in Southern
California and traded on NASDAQ or NYSE with total assets of $2.0 - $10.0 billion
Pro forma Company is a uniquely attractive franchise within this market

Benefits to all Stakeholders
Scarcity value of $2.3 billion asset SoCal business banking platform
Financially compelling projected pro forma results
Enhanced trading liquidity with larger pro forma market capitalization
Broadened investor base
Shared high standard for the quality of customer service
Expanded footprint and market reach
Larger lending base
Broader product offerings
Partnership approach to forming pro forma management team
Partnership of both boards of directors with strong ties to community
Branch consolidation in Irvine
Shareholders
Customers
Employees

Third Quarter 2014 Highlights
Net income of $2.55 million, 2.9% increase from $2.48 million in 3Q13
Core net income of $3.2 million, 28% increase from $2.5 million in 3Q13
Core EPS of $0.28, 22% increase from $0.23 in 3Q13
Continued strong credit quality
NPAs to total assets of 0.30%
Net recoveries of $29 thousand in 3Q14

2014 Highlights
For the Nine Months Ended
Income Statement 2014 2013 % change
EPS $0.70 $0.66 6%
Net income 7,601 6,953 9%
Core net income 8,729 6,996 25%
Balance Sheet, as of September 30, 2014 2013
Total loans 978,800 909,642 8%
Total deposits 1,262,947 1,176,349 7%
Total loans increased $69 million or 8%, from 3Q13
Total deposits increased $87 million or 7%, from 3Q13
Non-interest bearing deposits increased $89 million or 15%, from 3Q13

Improving Operating Leverage
*3Q12 operating expenses excludes $2.5 million in merger-related expenses; 2Q14 excludes $497 thousand in merger-related expenses;
3Q14 excludes $631 thousand in merger-related expenses.
$6
$7
$8
$9
$10
$11
$12
$13
$14
$15
Revenue Operating Expenses

24 CU Bancorp is Well Capitalized by All Regulatory Ratios Regulatory Ratios "Well Capitalized" 3Q14 Tier 1 Leverage 5% 10.12% Tier 1 Risk-based Capital 6% 11.88% Total Risk-based Capital 10% 12.83%

25 Appendix

Reconciliation of Non-GAAP Measures
Core Net Income
(Unaudited)
The Company utilizes the term Core Net Income, a non-GAAP financial measure.  CU Bancorp’s management believes Core Net Income is useful because it is a measure utilized by management and market analysts to understand the effects of merger expenses and provides an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  Core net income should not be viewed as a substitute for net income.  A reconciliation of CU Bancorp’s Net Income to Core Net
Income is presented in the tables below for the periods indicated:
(Dollars in thousands except per share data)
Nine Months Ended
September 30, 2014 September 30, 2013
Net Income $ 7,601 $ 6,953
Add back:  Merger related expenses 1,128 43
Core Net Income $ 8,729 $ 6,996
Three Months Ended
September 30, 2014 September 30, 2013
Net Income $ 2,549 $ 2,477
Add back:  Merger related expenses 631 –
Core Net Income $ 3,180 $ 2,477
Diluted Average Shares Outstanding 11,190,000 10,848,000
Diluted Earnings Per Share $ 0.23 $ 0.23
Diluted Core Earnings Per Share* $ 0.28 $ 0.23
*Diluted Core Earnings Per Share: Annualized core net income/diluted average shares outstanding